JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including any amendments and attachments thereto) with respect to the Class A common stock, par value $0.001 per share, of Hamilton Lane Incorporated, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof, each of the undersigned hereby executes this Joint Filing Agreement as of March 23, 2018.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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Signature Page to Joint Filing Agreement

IN WITNESS WHEREOF, the undersigned hereby executed this Joint Filing Agreement as of March 23, 2018.

HLA Investments, LLC
By:	/s/ Lydia Gavalis
Name:	Lydia Gavalis
Title:	Attorney-in-Fact

HRHLA, LLC

By:	/s/ Lydia Gavalis
Name:	Lydia Gavalis
Title:	Attorney-in-Fact

Hamilton Lane Advisors, Inc.

By:	/s/ Lydia Gavalis
Name:	Lydia Gavalis
Title:	Attorney-in-Fact

/s/ Lydia Gavalis, Attorney-in-Fact
Hartley R. Rogers

/s/ Lydia Gavalis, Attorney-in-Fact
Mario L. Giannini

/s/ Lydia Gavalis, Attorney-in-Fact
Erik R. Hirsch

/s/ Lydia Gavalis, Attorney-in-Fact
Kevin J. Lucey

/s/ Lydia Gavalis, Attorney-in-Fact
Juan Delgado-Moreira

/s/ Lydia Gavalis, Attorney-in-Fact
Randy Stilman

/s/ Lydia Gavalis, Attorney-in-Fact
Paul Yett

/s/ Lydia Gavalis, Attorney-in-Fact
Tara Blackburn

/s/ Lydia Gavalis, Attorney-in-Fact
Andrea Angiati

/s/ Lydia Gavalis, Attorney-in-Fact
Michael Kelly

/s/ Lydia Gavalis, Attorney-in-Fact
Steve Brennan

/s/ Lydia Gavalis, Attorney-in-Fact
Jeffrey Meeker

Signature Page to Joint Filing Agreement

/s/ Lydia Gavalis, Attorney-in-Fact
Thomas Kerr

/s/ Lydia Gavalis, Attorney-in-Fact
David Helgerson

/s/ Lydia Gavalis, Attorney-in-Fact
Mario Giannini 2008 Annuity Trust

/s/ Lydia Gavalis, Attorney-in-Fact
Joseph G. Maniaci

/s/ Lydia Gavalis, Attorney-in-Fact
Oakville Number Two Trust

/s/ Lydia Gavalis, Attorney-in-Fact
Rysaffe Trustee Co (C.I.) Ltd.

/s/ Lydia Gavalis, Attorney-in-Fact
O. Griffith Sexton

/s/ Lydia Gavalis, Attorney-in-Fact
The 2008 Sexton Des. Trust FBO Laura Sexton

/s/ Lydia Gavalis, Attorney-in-Fact
The 2008 Sexton Des. Trust FBO Matthew Sexton

/s/ Lydia Gavalis, Attorney-in-Fact
Barbara Sexton

/s/ Lydia Gavalis, Attorney-in-Fact
The Initial Trust Under the Frederick B. Whittemore 2008 Children's Trust Agreement dated November 25, 2008

/s/ Lydia Gavalis, Attorney-in-Fact
Edward B. Whittemore

/s/ Lydia Gavalis, Attorney-in-Fact
Laurence Whittemore

/s/ Lydia Gavalis, Attorney-in-Fact
Michael Schmertzler

/s/ Lydia Gavalis, Attorney-in-Fact
Michael Donohue

Signature Page to Joint Filing Agreement